W&R Target Funds, Inc.

Supplement dated September 5, 2006
to the
Prospectus dated May 1, 2006
and supplemented July 12, 2006 and August 8, 2006

The following is information regarding Small Cap Value Portfolio:

BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers, to BlackRock to form a new asset management company (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006. After the completion of the Transaction, BlackRock Capital Management, Inc. ("BCM"), an affiliate of BlackRock Financial Management, Inc., the current sub-adviser for W&R Target Funds, Inc. Small Cap Value Portfolio, will be the new contracting entity on all U.S. equity portfolios managed out of BlackRock's Boston office.

Consequently, Waddell & Reed Investment Management Company ("WRIMCO"), the investment manager for the W&R Target Funds, Inc., has proposed for Small Cap Value Portfolio a new investment sub-advisory agreement with BCM on substantially the same terms as the current sub-advisory agreement with BlackRock Financial Management, Inc. On August 30, 2006, the Board of Directors of W&R Target Funds, Inc. considered and approved a new investment sub-advisory agreement between WRIMCO and BCM, and determined to recommend that shareholders of Small Cap Value Portfolio also approve that agreement. Shareholders of record on September 15, 2006 will be asked to consider the appointment of BCM as the new sub-adviser for Small Cap Value Portfolio at a Special Meeting of Shareholders that is anticipated to be held on November 16, 2006. At their meeting, the Board of Directors also approved an interim investment sub-advisory agreement between WRIMCO and BCM with respect to the Portfolio in the event that shareholders have not approved the proposed sub-advisory agreement prior to the completion of the Transaction. The interim agreement is substantially identical to the proposed investment sub-advisory agreement between WRIMCO and BCM, except that its term expires 150 days from the date of the close of the Transaction.

A proxy statement relating to this proposal is expected to be mailed to shareholders of Small Cap Value Portfolio in September 2006.

The following replaces the sentence regarding investment in foreign securities for Science and Technology Portfolio in the section for the Portfolio entitled "Principal Strategies."

The Portfolio may invest in companies of any size, and may invest without limitation in foreign securities.